Exhibit 11(b)
                      CONSENT OF INDEPENDENT AUDITORS
We consent to the reference to our firm under the caption "Financial Highlights" in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A and related Prospectus and Statement of Additional Information of Northstar High Yield Fund.

                                                  ERNST & YOUNG LLP

Los Angeles, California
February 27, 1998